Exhibit 99.1

Publicly Registered Non - Traded Real Estate Investment Trust Q4 2015 Investor Presentation

American Realty Capital Hospitality Trust, Inc. 2 ▪ Hospitality Trust owns select - service and full - service hotels: ▪ Affiliated with premium national brands such as Hilton, Marriott and Hyatt ▪ Operated by highly - ranked and experienced management companies ▪ Located in strong U.S. markets with diverse demand generators ▪ Well - maintained , with brand - mandated reinvestment expected to further drive hotel performance ▪ Lead market with superior rates, occupancies and cash flows ▪ Purchased at a discount to replacement cost Capital Preservation Capital Appreciation Hospitality Trust seeks to provide: INVESTMENT STRATEGY

American Realty Capital Hospitality Trust, Inc. 3 Hospitality Trust is led by seasoned professionals with extensive institutional experience in the real estate and hospitality business: LED BY EXPERIENCED MANAGEMENT TEAM Jonathan P. Mehlman Chief Executive Officer & President Paul Hughes Senior Vice President & Counsel Edward T. Hoganson Chief Financial Officer ▪ 22+ years of experience in real estate investment banking and capital markets with significant focus in the hospitality sector ▪ Acted as an M&A advisor, investment banker and lender in over $300 billion of lodging transactions ▪ Previously Head or Co - Head of real estate/lodging advisory at Deutsche Bank, Citigroup and Citadel Securities ▪ Significant legal experience in all practice areas impacting public real estate investment trusts, including corporate and corporate governance, federal securities laws, real estate acquisition and finance ▪ Spent 10 years as general counsel of $2 billion public REIT listed on NYSE and 10 years in private practice ▪ Also is a CPA with significant financial accounting experience ▪ 15+ years of experience in the hospitality industry focused on the financial and capital markets ▪ Former CFO and EVP of Crestline Hotels & Resorts ▪ Former Senior Vice President of acquisitions for Sunrise Senior Living ▪ Former Head of Asset Management at Highland Hospitality Corporation (NYSE: HIH)

American Realty Capital Hospitality Trust, Inc. 4 REPRESENTATIVE PORTFOLIO

American Realty Capital Hospitality Trust, Inc. 5 YEAR - END PORTFOLIO SNAPSHOT Hotels Keys % NOI Summary by Brand 63 8,088 47.6% 52 5,615 40.2% 17 2,229 10.2% 2 224 1.1% 1 236 0.5% Independent 1 252 0.4% Total 136 16,644 100.0% Hotels Keys % NOI Top 5 Flags 46 5,609 30.1% 21 2,586 18.7% 17 1,573 13.4% 10 1,402 11.7% 16 2,080 9.1% Top 5 MSAs Hotels Keys % NOI Miami / W. Palm 7 780 6.2% Chicago 5 763 5.4% Phoenix 2 292 3.8% Orlando 3 610 3.5% San Diego 3 377 2.9% Portfolio Composition Geography (136 Hotels, 32 States) Top Hotels by State 22 12 11 10 6 6 5 5 5 5 FL TX TN GA KY IL OH MI LA CA

American Realty Capital Hospitality Trust, Inc. 6 2015 FINANCIAL SUMMARY ($ in millions, except ADR and RevPAR) (1) Pro forma results include the results of 136 hotels as if they had been owned for the full years presented (2) Excludes the impact of joint ventures for the years presented (3) Figures reflect partial year of ownership for 130 of 136 hotels, based on respective acquisition dates in 2015 (4) Represents Total Revenue ($446.2mm) less Total Operating Expenses ($380.7mm) plus Depreciation and Amortization ($68.5mm) Portfolio Summary Operating Metrics & Financials (1) as of 12/31/15 Pro Forma 2015 & 2014 Hotels 136 2015 2014 Growth Keys 16,664 Number of Rooms 16,644 16,642 States 32 Occupancy 75.7% 74.5% 1.2% MSAs 75 ADR $118.25 $112.41 5.2% RevPAR $89.48 $83.73 6.9% Total Revenue (2) $562.2 $526.5 6.8% Summary of Actual Financials Capital Structure Summary Period of Ownership for 2015 (3) as of 12/31/15 Total Revenue $446.2 Total Assets $2,366.6 Hotel Expenses ($312.2) Mortgage Debt $1,357.1 Hotel EBITDA (4) $134.0 Mandatorily Redeemable Preferred Equity $294.5 Debt / Assets 57.3% Debt + Preferred / Assets 69.8%

American Realty Capital Hospitality Trust, Inc. 7 0.5% 0.7% 0.7% 2.0% 2.0% 1.4% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy POSITIVE LODGING FUNDAMENTALS 2015 - 2016E U.S . Industry Performance (3) Record U.S. Performance (2) 2015 Demand - Supply Delta (1) 2015 Lodging Demand Drivers Hospitality Trust’s Focus Segments Outperforming Industry 2015: ▪ 2015 Occupancy (65.6%), ADR ($120) and RevPAR ($79) achieved all - time highs ▪ Room revenues achieved all - time annual records in 2014 ($ 133 billion) and 2015 ($142 billion ) ▪ Demand hit an all - time high of 1.2bn room nights in 2015; demand growth of 2.9% outpaced supply by 1.8% ▪ RevPAR grew by 8.3% in 2014 and 6.3% in 2015 2016 Projections: ▪ In 2016, industry - wide RevPAR is expected to grow by: ▪ STR: 5.0%, PwC: 5.5%, PKF: 6.1% Robust Increase in Household Net Worth (4) +$21T (29%) since 2012 Consumer Spending Growth (5) Consumption rose by 3.1% in 2015, the most in a decade Economy Reaching Full Employment (6) Unemployment at 4.9%, a 7.5 year low Strong Consumer Confidence (7) Current reading of 91.7 is well above 10 - yr average of 76 Housing Market Continues to Improve (8) YE’15: values rose 5.4% and 5.3mm existing homes sold Healthy GDP Growth (5) YE’15 growth of 2.4% Source: (1) Smith Travel Research, Q4’15 (2) Smith Travel Research, Q4’15 (3) PFK Hospitality Research, LLC, Smith Travel Research, Q4’15 (4) Federal Reserve Bank of St. Louis, Goldman Sachs Investment Research (5) U.S. Department of Commerce (6) U.S. Department of Labor (7) University of Michigan Surveys of Consumers (8) National Association of Realtors 1.1% 2.9% 1.7% 4.4% 6.3% 1.7% 2.3% 0.6% 4.4% 5.0% Supply Demand Occupancy ADR RevPAR 2015 2016E

American Realty Capital Hospitality Trust, Inc. 8 DISTRIBUTION POLICY UPDATE ▪ Beginning in May 2016, Hospitality Trust will pay monthly distributions to shareholders entirely in the form of Hospitality Trust common stock ▪ Hospitality Trust’s distribution rate remains unchanged at an annual equivalent of $1.70 per share ▪ Monthly stock distributions will be based on an imputed price of $23.75 per share until a net asset value (“NAV”) is declared; thereafter it will be based on NAV ▪ This modification to the form of distribution payments: ▪ Allows for the preservation of cash which will be utilized to meet the Company’s capital requirements ▪ Results from the Hospitality Trust Board’s decision, at the recommendation of management, based on consultation with internal and external advisors ▪ Supports the Company’s ability to use cash to meet all current obligations, including capital improvements mandated by our franchisors, with a focus on enhancing asset quality and maximizing shareholder returns ▪ Current DRIP participants need take no action. Shares issued as regular monthly distributions will be paid on the same terms and pricing as previously paid under the DRIP ▪ The Company’s Board will continuously assess the propriety of reinstating cash distributions in the future, subject to our ongoing capital requirements

American Realty Capital Hospitality Trust, Inc. 9 KEY INITIATIVES FOR 2016 ▪ Explore strategies to generate cash to satisfy capital requirements: ▪ Potential sale of select portfolio assets ▪ New equity partner or equity recapitalization ▪ Utilization of property free cash flow ▪ Capital Investment Program (“CIP”) ▪ Approximately $45 million of lender CIP reserves during 2016 to fund capital reinvestment to significant portion of portfolio ▪ CIP mandated by nationally recognized brands such as Hilton, Marriott and Hyatt and indebtedness ▪ Goal is to enhance asset quality and maximize shareholder return ▪ Establish NAV ▪ Expected Q2 2016

American Realty Capital Hospitality Trust, Inc. 10 IMPORTANT INFORMATION REGARDING THE COMPANY Risk Factors Investing in our common stock involves a high degree of risk . See the section entitled “Risk Factors” in our most recent Annual Report on Form 10 - K for a discussion of the risks which should be considered in connection with our Company . Forward - Looking Statements This presentation may contain forward - looking statements . You can identify forward - looking statements by the use of forward looking terminology such as “believes,” “expects,” “may,” “will,” “would,” “could,” “should,” “seeks,” “intends,” “plans,” “projects,” “estimates,” “anticipates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases . Please review the Risk Factors at the end of this presentation and the Company’s Annual Report on Form 10 - K for a more complete list of risk factors, as well as a discussion of risks and uncertainties that could cause actual results to differ materially from our forward - looking statements.

American Realty Capital Hospitality Trust, Inc. 11 See ‘‘Risk Factors’’ beginning on page 7 of the Company’s 2015 Form 10 - K for a discussion of the risks that should be considered in connection with your investment in our common stock, including : • All of our executive officers are also officers, managers and/or holders of a direct or indirect controlling interest in American Realty Capital Hospitality Advisors, LLC (the "Advisor") or other entities affiliated with AR Capital, LLC (“AR Capital”), the parent of our sponsor, American Realty Capital IX, LLC (the "Sponsor"), and AR Global Investments, LLC, the successor to AR Capital’s business (“AR Global”) . As a result, our executive officers, our Advisor and its affiliates face conflicts of interest, including significant conflicts created by our Advisor's compensation arrangements with us . These conflicts could result in unanticipated actions . • We suspended our initial public offering of common stock (our "IPO" or our "Offering") on November 15 , 2015 , effective as of December 31 , 2015 . Prior to the suspension of our IPO, we depended, and expected to continue to depend, in substantial part on proceeds from our IPO to meet our major capital requirements . Because we do not expect we will resume our IPO, we will require funds in addition to operating cash flow and cash on hand to meet our capital requirements, including payments due on our outstanding indebtedness . • Because we require funds in addition to our operating cash flow and cash on hand to meet our capital requirements, beginning with distributions payable with respect to April 2016 we will pay distributions to our stockholders in shares of common stock instead of cash . There can be no assurance that we will continue to pay distributions in shares of common stock or resume paying distributions in cash in the future . Our ability to make future cash distributions will depend on our future cash flows and may be dependent on our ability to obtain additional liquidity on favorable terms . • We are evaluating a variety of alternatives for obtaining additional liquidity, but there can be no assurance that we will be successful in obtaining sufficient proceeds from any of these pursuits to meet our capital requirements . RISK FACTORS

American Realty Capital Hospitality Trust, Inc. 12 RISK FACTORS • All of the properties we own are hotels, and we are subject to risks inherent in the hospitality industry . • We will require additional debt or equity financing to complete our pending acquisition of ten hotels for an aggregate purchase price of $ 89 . 1 million (the “Pending Acquisition”) from Summit Hotel OP, LP, the operating partnership of Summit Hotel Properties, Inc . (collectively, “Summit”), and there can be no assurance that such additional capital will be available on favorable terms, or at all . Any failure to complete our Pending Acquisition could cause us to default under the agreement and forfeit a $ 7 . 5 million deposit . • Because our IPO has raised substantially less proceeds than expected, we will not be able to make additional investments unless we are able to identify additional debt or equity capital on favorable terms and our ability to achieve our original investment objectives has been adversely affected . • No public market currently exists, or may ever exist, for shares of our common stock and our shares are, and may continue to be, illiquid . • Increases in interest rates could increase the amount of our debt payments . • We have incurred substantial indebtedness, which may limit our future operational and financial flexibility . • We are obligated to pay fees to our Advisor and its affiliates, which may be substantial . • We may fail to realize the expected benefits of our acquisitions of hotels within the anticipated timeframe or at all and we may incur unexpected costs . • We are subject to risks associated with any dislocations or liquidity disruptions that may exist or occur in the credit markets of the United States from time to time . • Our failure to qualify or to continue to qualify to be treated as a real estate investment trust for U . S . federal income tax purposes ("REIT") which would result in higher taxes, may adversely affect operations and cash available for distributions .

archospitalityreit.com ▪ For account information, including balances and the status of submitted paperwork, please call us at (866) 902 - 0063 ▪ Financial Advisors may view client accounts, statements and tax forms at www.dstvision.com ▪ Shareholders may access their accounts at www.ar - global.com